UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)
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           Nevada                       000-49735                87-0642947
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

         On June 1, 2006, Intraop Medical Corporation executed a First Amendment to Amended and Restated Inventory and Receivables Purchase Agreement entered into as of May 24, 2006 with E.U.C. Holding and E.U. Capital Venture, Inc.

         Under the terms of the First Amendment, E.U.C. Holding and/or E.U. Capital Venture, Inc., will advance to Intraop up to $4,000,000 on a revolving basis for use in financing inventory to build Mobetrons and to finance sales contracts for shipments of Mobetrons; provided that, not more than $2,600,000 at any one time will be used to finance inventory not subject to sales contracts. This represents a $1,000,000 increase in financing availability from that available under the original Amended and Restated Inventory and Receivables Purchase Agreement.

         In connection with the First Amendment, Intraop will issue to E.U.C. Holding and/or E.U. Capital Venture, Inc. a two-year warrant to purchase an aggregate of 192,308 shares of Intraop common stock at an exercise price of $0.52 per share. Intraop has also agreed to grant E.U.C. Holding and/or E.U. Capital Venture, Inc. piggy-back registration rights for the shares of common stock issuable upon exercise of the warrant for resale under the Securities Act of 1933, as amended. In addition, Intraop has to agreed to extend the expiration date of the warrant for 596,924 shares of Intraop common stock previously issued to E.U.C. Holding/E.U. Capital Venture, Inc. by one year from its original expiration date.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the Amended and Restated Inventory and Receivables Purchase Agreement, as amended by the First Amendment.


Item 3.02.        Unregistered Sales of Equity Securities.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and issuance of the warrant to purchase common stock. The issuance of the warrant was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01.        Financial Statements and Exhibits.

 (d)     Exhibits.
Exhibit
Number
-------

10.20 First Amendment to Amended and Restated Inventory and Receivables Purchase Agreement entered into as of May 24, 2006, by and among the Registrant, E.U. Capital Venture, Inc. and E.U.C. Holding.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  INTRAOP MEDICAL CORPORATION


Date:  June 2, 2006                               By: /s/ Donald A. Goer
                                                     ---------------------------
                                                     Donald A. Goer
                                                     Chief Executive Officer